SERVICES AGREEMENT

         THIS SERVICES AGREEMENT (the "Agreement") is made and entered into this 15th day of May, 2004, by and between CANCER THERAPEUTICS, INCORPORATED, a Tennessee corporation ("CTI"), and Chene Gardner, an individual residing in South Ogden, Utah ("CG"), collectively referred to hereinafter as the "Parties" or individually as a "Party."

                                 R E C I T A L S
                                   -----------

         CTI desires to engage CG, and CG desires to accept such engagement from CTI, to perform various financial and accounting services in accordance with generally accepted accounting principles (the "Services"), including, but not limited to, preparing financial statements for the years 2002 and 2003, forecasting and working with auditors for and on behalf of CTI.

         This Agreement contains the entire understandings between the Parties concerning the subject matter hereof, and all other agreements, understandings and documents are hereby merged into this Agreement and made a part hereof.

         NOW THEREFORE, In consideration of the foregoing premises and the mutual covenants contained herein, the Parties hereto agree as follows:

                                A G R E E M E N T
                                 --------------

     1. TERM. This Agreement shall commence on the Effective Date and may be terminated by either Party at any time with thirty (30) days' written notice to the other Party of the intent to terminate. Upon the termination of this Agreement, all obligations of the Parties shall cease, except that the provisions of this Agreement contained in Sections 8 and 9 shall continue in effect.

2.   SERVICES.

     2.1. During the term of this Agreement, CG agrees to provide the Services as requested by CTI on a continuous basis and in accordance with accepted industry practices and guidelines and all applicable federal, state and local laws, rules and regulations. CG also agrees to provide the Services pursuant to the guidelines and requirements promulgated by CTI from time to time and provided to CG by CTI.

     2.2. During the term of this Agreement, CTI understands, agrees and acknowledges that by performing the Services for and on behalf of CTI, CG:

          (a) is not providing any legal or tax advice to CTI or any other person;

          (b) is acting as an  independent  contractor  to provide the Services,
     and  that  no  employment,   partnership,   joint  venture,   or  fiduciary
     relationship has been created by this Agreement;

          (c) is not responsible for advising CTI in respect of any applicable laws and regulations, and CTI will undertake to obtain appropriate advice in respect of all other laws and regulations which may be applicable in any relevant jurisdiction and promptly to communicate that advice to CG insofar as the same is relevant to the performance by CG of the Services; and

          (d) will not incur any liability to CTI in respect of any breach of applicable laws or regulations where CG has acted in good faith in the absence of or in accordance with such advice.


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3.   FEES AND EXPENSES.

     3.1. FEES. In exchange for his Services under this Agreement, CG shall receive from CTI a non-refundable fee in the amount of Fifty Thousand Dollars and No Cents ($ 50,000.00), payable as of the Effective Date of this Agreement.

     3.2. EXPENSES. Unless otherwise specified in writing, CG shall be responsible for all expenses incurred while performing services under this Agreement. This includes license fees, memberships and dues; general automobile and other travel expenses; meals and entertainment; insurance premiums; and all salary expenses and other compensation paid to employees or contract personnel CG hires to complete the work under this Agreement, unless approved by CTI in advance. Notwithstanding the above, CTI will reimburse CG for documented, out-of-pocket expenses incurred in connection with the Services performed by CG under this Agreement.

4.   OBLIGATIONS OF CTI.

     4.1. Information. CTI will provide CG with all material information relevant in his performance of the Services under this Agreement. CTI will ensure that information so supplied is true and accurate in all material respects and is not misleading, whether by omission or otherwise.

     4.2. Authorization. CTI confirms and undertakes that it has all necessary powers and has obtained or will obtain all necessary authorizations, consents and approvals, including from the board of directors of CTI, validly and lawfully required to enter into this Agreement. The entering into of this Agreement does not violate the Bylaws of CTI or any other agreement.

     4.3. Accuracy. In performing his services hereunder, CG shall be entitled to assume the accuracy and completeness of all financial and other information that may be furnished to CG by CTI and CG will not be responsible for independently verifying the accuracy and completeness of such information, and CTI will review all materials prepared by CG for factual accuracy.

5.   OBLIGATIONS OF CG.

     5.1. Licenses and Education. CG shall be responsible for obtaining and maintaining his professional licenses, and/or certifications, if any, and obtaining any continuing education or certification that is required or is prudent to remain current and knowledgeable in his field.

     5.2. Federal and State Taxes. CG shall pay all taxes incurred while performing the Services under this Agreement, including all applicable income taxes and self-employment (social security) taxes. Upon demand, CG shall provide CTI with proof that such payments have been made.

     5.3. No Conflicts. CG hereby represents that, to the best of his knowledge and belief, the performance by CG of all of the terms of this Agreement and work as an independent contractor for CTI does not breach any oral or written agreement which CG has made prior to the Effective Date of this Agreement.

     6. INDEPENDENT CONTRACTOR STATUS. CG is an independent contractor, not an employee of CTI. Any employee or contract personnel employed or hired by CG to complete the work under this Agreement are not employees of CTI. CG and CTI agree to the following terms and conditions consistent with an independent contractor relationship:

     6.1. This Agreement is non-exclusive, and CG has the right to perform services for others during the term of this Agreement, provided such services are not in conflict with the Services to be performed by CG under this Agreement;

     6.2. CG has the sole right to control and direct the means, manner and method by which the Services will be performed;

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

     6.3. CG has the right to perform the Services at any place, location or time;

     6.4. CG will furnish all equipment and materials used to provide the Services;

     6.5. CG has the right to hire assistants as subcontractors, or to use employees to provide the Services, without the approval of CTI;

     6.6. Neither CG nor any employee or contract personnel employed or hired by CG shall receive any training from CTI in the skills necessary to perform the Services; and

     6.7. CTI shall not require CG or any employee or contract personnel employed or hired by CG to devote full time to performing the Services.

7.   BENEFITS.

     7.1. Fringe Benefits. CG understands that neither CG nor any employee or contract personnel employed or hired by CG are eligible to participate in any employee pension, health, vacation pay, sick pay or other fringe benefit plan of CTI.

     7.2. Workers' Compensation. CTI shall not obtain workers' compensation insurance on behalf of CG or any employee or contracted personnel employed or hired by CG. If CG hires employees to perform any Service under this Agreement, CG will cover them with workers' compensation insurance and provide CTI with a certificate of workers' compensation insurance before the employees begin the work.

     7.3. Unemployment Compensation. CTI shall make no state or federal unemployment compensation payments on behalf of CG any employee or contract personnel employed or hired by CG. CG will not be entitled to these benefits in connection with the Services performed under this Agreement.

     7.4. Insurance. CTI shall not provide any insurance coverage of any kind for CG or any employee or contract personnel employed or hired by CG.

     8. CONFIDENTIAL INFORMATION. CG acknowledges that during the term of this Agreement, CG will develop, discover, have access to, and become acquainted with technical, financial, marketing, personnel, and other information relating to the present or contemplated products or the conduct of business of CTI which is of a confidential and proprietary nature (the "Confidential Information"). CG agrees that all files, records, documents, and the like relating to such Confidential Information, whether prepared by him or otherwise coming into his possession, shall remain the exclusive property of CTI, and CG hereby agrees to promptly disclose such Confidential Information to CTI upon request and hereby assigns to CTI any rights which CG may acquire in any Confidential Information. CG further agrees not to disclose or use any Confidential Information and to use his best efforts to prevent the disclosure or use of any Confidential Information either during the term of this Agreement or at any time thereafter, except as may be necessary in the ordinary course of performing the Services under this Agreement. Upon termination of this Agreement for any reason, CG shall promptly deliver to CTI all materials, documents, data, equipment, and other physical property of any nature containing or pertaining to any Confidential Information, and CG shall not take from CTI, without its prior written consent, any such material or equipment or any reproduction thereof.

     9. INDMENITY. CTI hereby agrees to indemnify and hold harmless CG, its agents, representatives, employees, partners and independent contractors for any losses, damages or expenses that may be incurred by CG or such other parties as a result of any breach of any covenant, agreement, representation or warranty made hereunder or any other loss, damage or expenses incurred by CG or such other parties resulting from the acts or actions of CTI under this Agreement. CG hereby agrees to indemnify and hold harmless CTI, its agents, representatives, employees and independent contractors for any losses, damages or expenses that may be incurred by CTI or such other parties as a result of any breach of any covenant, agreement, representation or warranty made under this Agreement by CG in connection herewith.

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

     10. MISCELLANEOUS.

     10.1. Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

     10.2. Amendment. This Agreement shall not be amended or modified, nor rights hereunder waived, except by writing, signed by both Parties.

     10.3. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective successors or permitted assigns, and it is not the intention of the parties hereto to confer third-party beneficiary rights upon any person.

     10.4. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any Party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be full severable, (b) this Agreement will be constituted and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     10.5. Counterparts. This Agreement nay be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties acknowledge that the persons named below have the requisite authority to execute this Agreement and bind their respective principals.

     10.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to the conflict of laws. The Parties further agree that proper venue and jurisdiction for any dispute under this agreement shall be the courts in the State of Utah

     10.7. Notices. All notices, demands to other communications to be given under or by reason of the Agreement shall be in writing and shall be deemed to have been received when delivered personally, or when transmitted by facsimile or by overnight delivery service, addressed as follows:

         If to CG:

                  Chene Gardner
                  11585 S. State Street, Suite 102
                  Draper, Utah  84020

         If to CTI:

                  Cancer Therapeutics, Incorporated
                  Attention: Robert Oldham
                  412 Chelsa Cove
                  Franklin, Tennessee  37064

Either Party hereto may change its address for notices, demands and other communications hereunder by giving notices of such change to the other party in accordance with this Section 10.7.

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

10.8. Assignment; Binding Effect. This Agreement may not be assigned by either Party without the prior written consent of the other. This Agreement shall bind the Parties hereto and their assigns and successors in interest.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date set forth above.


                                    "CG"

                                    /s/ Chene Gardner
                                    ----------------------------
                                    Chene Gardner

                                    "CTI"

                                    Cancer Therapeutics, Incorporated

                                    /s/ Robert Oldham
                                    ------------------------------
                                    Robert Oldham, President